Exhibit 99.1

FORM 4 CONTINUATION SHEET — JOINT FILER INFORMATION

This Form 4 is filed jointly by Ares Corporate Opportunities Fund, L.P., ACOF EXCO, L.P., ACOF EXCO 892 Investors, L.P., ACOF Management L.P., ACOF Operating Manager, L.P., Ares Corporate Opportunities Fund II, L.P., Ares EXCO, L.P., Ares EXCO 892 Investors, L.P., ACOF Management II, L.P., ACOF Operating Manager II, L.P., Ares Management LLC and Ares Partners Management Company LLC (collectively, the “Ares Entities”). The principal business address of each of the Ares Entities is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Designated Filer: Ares Corporate Opportunities Fund, L.P.

Date of Event Requiring Statement: August 19, 2013

Issuer Name and Ticker or Trading Symbol: EXCO Resources, Inc. (XCO)

IN WITNESS WHEREOF, the undersigned hereby attach their signatures to this Exhibit 99.1 to the Statement of Form 4 as of August 21, 2013.

ARES CORPORATE OPPORTUNITIES FUND, L.P.

BY: ACOF OPERATING MANAGER, L.P.
Its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ACOF EXCO, L.P.

BY: ACOF MANAGEMENT, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ACOF EXCO 892 INVESTORS, L.P.

BY: ACOF MANAGEMENT, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ACOF MANAGEMENT, L.P.

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ACOF OPERATING MANAGER, L.P.

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CORPORATE OPPORTUNITIES FUND II, L.P.

BY: ACOF OPERATING MANAGER II, L.P.
Its Manager

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES EXCO, L.P.

BY: ACOF MANAGEMENT II, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES EXCO 892 INVESTORS, L.P.

BY: ACOF MANAGEMENT II, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ACOF MANAGEMENT II, L.P.

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ACOF OPERATING MANAGER II, L.P.

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES MANAGEMENT LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES PARTNERS MANAGEMENT COMPANY LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory